Exhibit 4.1
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
PROTECTIVE PRODUCTS OF AMERICA, INC.

NUMBER	SHARES
VT123456	*0**************
**0*************
***0************
****0***********
*****0**********

SPECIMEN
	* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN	CUSIP 74367R102
	VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456	ISIN US74367R1023
THIS CERTIFIES THAT	* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456

zero
is the registered holder of	* * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
PROTECTIVE PRODUCTS OF AMERICA, INC.
COMMON STOCK PAR VALUE $0.001
transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.
In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED: July 31, 2008
COUNTERSIGNED AND REGISTERED VALIANT TRUST COMPANY
CHIEF EXECUTIVE OFFICER	TRANSFER AGENT AND REGISTRAR, CALGARY, ALBERTA or TORONTO, ONTARIO

By

AUTHORIZED OFFICER
CHIEF FINANCIAL OFFICER
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF VALIANT TRUST COMPANY IN CALGARY, ALBERTA OR TORONTO, ONTARIO

THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO THE SHAREHOLDERS ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.
     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY, SOCIAL INSURANCE OR OTHER IDENTIFYING NUMBER OF TRANSFEREE

(Name and address of transferee)

                                                                                                                          shares of common stock registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocable constitutes and appoints the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated:	20	Signature:

(Signature of Shareholder)
Signature Guaranteed By:

NOTICE:	The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized Medallion Signature Guarantee Program.